Execution Version 1 UNCOMMITTED MONEY MARKET LINE CREDIT AGREEMENT This AGREEMENT is made as of November 3rd, 2022 among Jones Lang LaSalle Incorporated, a Maryland corporation (the “Borrower”), and Société Générale, acting through its New York Branch (including its permitted successors and assigns, the “Lender”). The Borrower has requested that the Lender provide an uncommitted short-term cash advance facility (the “Facility”), and the Lender is willing to consider doing so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: 1. INTERPRETATION (a) Single Agreement. This agreement, together with any applicable exhibits and all Confirmations, shall form a single agreement (collectively, this “Agreement”). (b) Definitions. The terms defined in Section 8 will have the meanings therein specified for purposes of this Agreement. 2. THE FACILITY (a) Uncommitted and Discretionary Nature of Facility. The Borrower acknowledges and agrees that: (i) the Facility is without commitment or engagement of any kind on the part of the Lender; (ii) the Lender may grant or withhold its consent to the making of any Loan from time to time for any reason whatsoever or without reason; (iii) this Agreement provides for a credit facility that is completely discretionary on the part of the Lender and that the Lender has absolutely no duty or obligation to make any Loan; and (iv) the making of one or more Loan by the Lender to the Borrower shall not be, nor is it intended to be deemed to be, a course of conduct or dealing or course of action. No failure by the Lender to make, nor any delay by the Lender in making, any Loan shall result in any liability of or claim against the Lender whatsoever. THE BORROWER REPRESENTS AND WARRANTS TO THE LENDER THAT THE BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY AND THAT THE LENDER MAY, BUT SHALL NEVER BE UNDER ANY OBLIGATION TO, MAKE ANY LOAN UNDER THE FACILITY. (b) Loans. Subject to the terms and conditions set forth herein, the Lender agrees to consider making loans (each, a “Loan”) to the Borrower from time to time, on any Business Day prior to the termination of the Agreement, in an aggregate amount not to exceed $400,000,000 (the “Facility Limit”). Within the Facility Limit and subject to the other terms and conditions hereof, the Borrower may borrow, prepay, and reborrow Loans in Dollars, as further provided herein. The Facility provided herein to Borrower is uncommitted and any utilization shall be at the sole discretion of the Lender. (c) Borrowings. The Borrower may make a Loan request to the Lender not later than 2.00 p.m. (New York time) on the date of the requested date of borrowing. Each borrowing of a Loan shall be in a principal amount of at least $1,000,000. Loan requests pursuant to this Section 2(c) must specify the requested date and amount of borrowing and may be given by telephone. Lender shall provide to the Borrower a pre-confirmation that is non-binding on the Lender in the form set out in Appendix 1 hereto (the “Pre-Confirmation”). The Borrower shall sign and return the Pre-Confirmation to the Lender not later than 3:00 p.m. (New York time) on the requested date of borrowing. If the Pre- Confirmation is accepted by the Lender, the Lender shall provide you with a binding confirmation (the “Confirmation”) detailing the terms of the Loan. (d) Repayments. The Borrower unconditionally promises to repay to the Lender on the Maturity Date (or such earlier date the Facility shall be terminated in whole pursuant to Section 2(f) or Section 7) the aggregate principal amount of Loans outstanding on such date, together with all accrued but unpaid interest thereon and all other fees and other amounts payable hereunder. Without prejudice to the Borrower’s obligation under the immediately preceding sentence, if one or more Loans are to be made available to a Borrower (x) on the same day that a maturing Loan is due to be repaid and (y) in whole or in part for the purpose of refinancing the maturing Loan, then the aggregate amount of the new Loans shall, unless the Borrower notifies the Lender to the contrary, be treated as if applied in or towards repayment of the maturing Loan so that: (i) if the amount of the maturing Loan exceeds the aggregate amount of the new Loans: (A) the Borrower will only be required to make a payment under this paragraph (d) in an amount equal to that excess; and (B) the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of the maturing Loan and the Lender will not be required to fund the new Loans; and (ii) if the amount of the maturing Loan is equal to or less than the aggregate amount of the new Loans: (A) the Borrower will not be required to make a payment under this paragraph (d); and (B) the Lender will be required to fund the new Loans only to the extent that the new Loans exceeds the maturing Loan and the remainder of the new Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of the maturing Loan. (e) Optional Prepayments. Subject to Section 2(m), the Borrower may voluntarily prepay any Loan upon two (2) Business Days prior written notice to the Lender. The Borrower shall reimburse the Lender for all breakage costs arising from any prepayment that is made other than on an interest payment date. Optional prepayments will be in an amount of at least $1,000,000. (f) Termination. Lender reserves the right to terminate the Facility at any time by notice to you in writing and from the date of such termination, the Facility will cease to be available for further advances. Furthermore, and notwithstanding any other provision of this Agreement, if an Event of Default occurs, you shall, immediately on our written request, (i) repay all outstanding advances in full together with accrued interest thereon and (ii) pay and discharge in full all other Obligations to us under this Agreement. (g) Accrual and Payment of Interest and Fees. Each Loan shall bear interest on the outstanding principal amount thereof for each day at a rate per annum equal to the Applicable Rate. On the last day of each Interest Period, the Borrower shall pay all accrued but unpaid interest and fees. If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). (h) Evidence of Debt. The Loans and all payments thereon shall be evidenced by one or more accounts or records maintained by the Lender in the ordinary course of business. Such accounts or records shall be conclusive absent manifest error of the amount of the Loans made by the Lender to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. (i) Computation of Interest and Fees. All computations of fees and interest shall be made on the basis of a 360 -day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. (j) Payments Generally. All payments by or on behalf of the Borrower to the Lender hereunder shall be made to the Lender in full without condition or reduction for any counterclaim, recoupment or setoff. Except as otherwise expressly provided herein, all payments hereunder shall be in Dollars and all payments by the Borrower DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

2 hereunder shall be made to the Lender in Dollars and in immediately available funds not later than 2:00 p.m. (New York time) on the date specified herein to Lender’s account specified on the Lender’s signature block hereto. All payments received by the Lender after 2:00 p.m. (New York time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (k) Taxes. (i) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the Borrower) requires the deduction or withholding of any Tax from any such payment by the Borrower, then the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. (ii) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Lender timely reimburse it for the payment of, any Other Taxes. (iii) Indemnification by the Borrower. The Borrower shall indemnify the Lender, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Lender or required to be withheld or deducted from a payment to the Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be conclusive absent manifest error. (iv) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender. (v) Survival. Each party’s obligations under this Section shall survive the termination of the Facility and the repayment, satisfaction or discharge of all obligations under any Transaction Document. (vi) U.S. Tax Documentation. Upon reasonable request, Lender agrees to furnish a United States Internal Revenue Service Form W-8ECI, or any successor thereto, or any other relevant U.S. tax form. Upon reasonable request, Borrower agrees to furnish a United States Internal Revenue Service Form W-9, W-8BEN-E, W- 8ECI, W-8EXP, W-8IMY (including any required attachments), or any other applicable form(s), or any successor thereto. (l) Default Interest. If any amount payable by the Borrower under any Transaction Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at the Default Rate to the fullest extent permitted by applicable Laws. Any such amounts (including interest on past due interest) shall be due and payable upon demand. Furthermore, while any Event of Default has occurred and is continuing (including after the commencement of any proceeding under any applicable Debtor Relief Law), the Borrower shall pay interest on all outstanding Obligations hereunder at a fluctuating interest rate per annum equal to the Default Rate, to the fullest extent permitted by applicable Laws. (m) Funding Losses. Upon demand of the Lender from time to time, the Borrower shall promptly compensate the Lender for and hold the Lender harmless from any loss, cost or expense incurred by it as a result of: (i) any payment or prepayment of any Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); and (ii) any failure by the Borrower to prepay or borrow any Loan on the date or in the amount notified by the Borrower in accordance with this Agreement, including any loss of anticipated profits for the Interest Period in which the failure to prepay or borrow actually occurred and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. 3. CONDITIONS PRECEDENT TO LOANS (a) Documents Required Prior to Initial Availability. In no event will the Lender consider requests for discretionary Loans prior to receipt of the following documents in form and substance satisfactory to the Lender: (i) this Agreement, duly executed by each of the Borrower and the Lender; (ii) a certificate of the Borrower, certified by a secretary of the Borrower including: (A) a certificate of formation, organization or incorporation, as applicable, of the Borrower certified by the relevant authority of the jurisdiction of organization of the Borrower; (B) by-laws, operating agreements and partnership agreements, as applicable, for the Borrower as in effect on the date on which the resolutions referred to below were adopted; (C) original or certified copies of the resolutions of the governing body for the Borrower approving the transaction and each Transaction Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Transaction Documents; (D) a certificate of the secretary or an assistant secretary of the Borrower certifying the names and true signatures of the officers, directors or other duly appointed employees of the Borrower authorized to sign each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder; and (E) a good standing certificate for the Borrower from its jurisdiction of organization; (iii) evidence of the payment in full of all accrued and unpaid fees and all reasonable costs and expenses due; (iv) a legal opinion, dated as of the date hereof, from in-house general counsel to the Borrower covering, inter alia, capacity, authority and enforceability in form and substance satisfactory to the Lender; and (v) the following: (A) the documentation and other information so requested by the Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act; and (B) to the extent qualifying as a “legal entity customer” under the Beneficial Ownership Regulation, if requested by the Lender, a Beneficial Ownership Certification. (b) Conditions Precedent to each Loan. In no event will the Lender consider making any Loan hereunder unless: (i) The representations and warranties of the Borrower contained in Section 4 or any other Transaction Document or any document furnished at any time under or in connection herewith or therewith shall be true and correct on and as of the date of such Loan immediately prior to and after giving effect to such Loan. (ii) No Default or Event of Default shall exist or would result from such proposed Loan. DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

3 4. REPRESENTATIONS AND WARRANTIES So long as the Agreement shall be in effect or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, the Borrower represents and warrants to the Lender that: (a) Existence, Qualification and Power. The Borrower (i) is duly organized and validly registered under the Laws of the jurisdiction of its organization and, if relevant under such Laws, in good standing and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals (A) to own its assets and carry on its business as conducted on the date of this Agreement except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (B) to execute, deliver and perform its obligations under the Transaction Documents to which it is a party. (b) Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Transaction Document to which it is party have been duly authorized by all necessary action, and do not and will not: (i) contravene the terms of any of the Organization Documents of the Borrower; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which the Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any of its properties is subject; or (iii) violate any Law. (c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or any other Transaction Document. (d) Binding Effect. This Agreement has been, and each other Transaction Document to which the Borrower is a party, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each such other Transaction Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other Laws affecting creditors’ rights generally and by general principles of equity. (e) Financial Statements. With respect to financial information: (i) all balance sheets, all statements of income and of cash flow and all other financial information of the Borrower and its Subsidiaries furnished hereunder have been and will be prepared in accordance with Appropriate Accounting Principles consistently applied, and do or will present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the dates thereof and the results of their operations for the periods then ended; and (ii) since the date of the most recently dated financial statements delivered to the Lender by the Borrower, there has been no change in the business, condition (financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Subsidiaries taken as a whole that could reasonably be expected to have a Material Adverse Effect. (f) Absence of Litigation. There are no actions, suits, proceedings, claims, charges, demands or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or by or before any Governmental Authority, by or against the Borrower or any of its Affiliates or employees that: (i) purport to affect or pertain to this Agreement or any other Transaction Document, or any of the transactions contemplated hereby; (ii) allege any impropriety, illegality, negligence or contractual or fiduciary breach related to the performance of services by such Person; or (iii) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect. (g) Compliance with Laws. The Borrower is in compliance in all material respects with the requirements of all Laws (including any requirements of Laws to file tax returns and reports and to pay taxes, assessments, fees and other governmental charges) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (h) No Default. The Borrower is not in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Transaction Document. (i) Use of Proceeds. The proceeds of the Loans will be used solely for the Borrower’s general business purposes and in accordance with requirements of Law and will not be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Indebtedness originally incurred for such purpose. (j) ERISA. The Borrower has no liability under or with respect to any Plan, Pension Plan or Multiemployer Plan. (k) Investment Company Act. The Borrower is not required to be registered as an “investment company” under the Investment Company Act of 1940. (l) Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its directors, officers, employees, agents and affiliates with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, and the Borrower and its respective officers, directors, employees, agents and affiliates, are in compliance with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions and are not engaged in any activity that would reasonably be expected to result in the Borrower being designated as a Sanctioned Person. None of the Borrower or any of its directors, officers or employees, agents or affiliates that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law, Anti-Terrorism Law or applicable Sanctions. 5. AFFIRMATIVE COVENANTS So long as the Facility is in effect or any Loan or other Obligation remains unpaid or unsatisfied, the following affirmative covenants shall apply. (a) Financial Statements. The Borrower shall deliver to the Lender, in form and detail reasonably satisfactory to the Lender: (i) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower as at the end of such fiscal year, and the related statements of income or operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with Appropriate Accounting Principles, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Lender, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit. (ii) as soon as available, but in any event within 45 days after the end of each six-month period during the Borrower’s fiscal year, a copy of the Borrower’s unaudited consolidated balance sheet and related statements of operations and cash flow as of the end of such period prepared consistent with such balance sheets and statements previously received by the Lender. provided, however, that in lieu of furnishing the Lender with the items referred to in clauses (i) and (ii) of this Section 5(a), the Borrower may DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

4 make available such items on the Borrower’s website located at jll.com, at www.sec.gov or at such other website as the Borrower may specify in writing to the Lender, and the making available of such items on such website shall be deemed to satisfy the requirements of delivery of such items in accordance with this Section 5(a). (b) Pari Passu. The Borrower shall ensure that at all times its obligations under this Agreement and any Transaction Document shall rank at least pari passu in right of payment and security with all its other unsecured obligations for borrowed money and that its obligations under this Agreement and any Transaction Document share ratably with the benefits of any guarantees or security given by any person in respect of its obligations for borrowed money. (c) Notices. The Borrower shall, upon the Borrower or any of its officers or directors obtaining knowledge thereof, promptly notify the Lender of: (i) the occurrence of any Default; and (ii) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, in each case including: (A) breach or non-performance of, or any default under, any mortgage, indenture, instrument or agreement (including, without limitation, this Agreement) under which there may be incurred or evidenced, any of the Borrower’s Indebtedness for borrowed money; (B) all pending or threatened actions, suits or proceedings before any court, arbitrator or governmental or administrative body or agency which might be reasonably expected to result in any material adverse change in the Borrower’s business, operations; properties or assets or in its condition, financial or otherwise; and (C) any material change in accounting policies or financial reporting practices by the Borrower. Each notice delivered under clauses (i) or (ii) of this Section 5(c) shall be accompanied by a statement of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. (d) Other Obligations. The Borrower shall: (i) pay and discharge as the same shall become due and payable, all its obligations and liabilities; (ii) preserve and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization and all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and (iii) comply (A) with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (1) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been maintained or (2) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (B) in all respects with all Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions. (e) Keeping of Books. The Borrower shall keep proper books of record and account as are necessary to prepare financial statements in accordance with Appropriate Accounting Principles. (f) Use of Proceeds. The Borrower shall, and shall cause each of its Subsidiaries to, use the proceeds of the Loans for general corporate purposes of the Borrower and its Subsidiaries not in contravention of any Law or of any Transaction Document. The Borrower will not use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Indebtedness originally incurred for such purpose or (ii) in violation of any Anti-Corruption Law, Anti-Terrorism Law or applicable Sanctions. 6. EVENTS OF DEFAULT AND REMEDIES (a) Events of Default. Any of the following shall constitute an “Event of Default”: (i) Payment Default: The Borrower fails to pay any of the following: (A) when and as required to be paid herein, any amount of principal of any Loan, or (B) within three days after the same becomes due, any interest on any Loan or any fee or any other amount payable hereunder or under any other Transaction Document; or (ii) Default with Respect to Specific Covenants: The Borrower fails to perform or observe any term, covenant or agreement contained in Section 5 relating to notices of default, maintenance of the Borrower’s legal existence or use of proceeds; or (iii) Other Default: The Borrower fails to perform or observe any other covenant or agreement (not specified in subsection (i) or (ii) above) contained in any Transaction Document on its part to be performed or observed and such failure continues for 30 days; or (iv) Default with Respect to Representations and Warranties: Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower herein, in any other Transaction Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect; or (v) Cross-Default: Any of the following: (i) the failure to pay when due Indebtedness in an aggregate principal amount of $100,000,000 or more of the Borrower or any Subsidiary; (ii) a default under one or more indentures, agreements or other instruments under which any Indebtedness of the Borrower any Subsidiary in an aggregate principal amount of $100,000,000 or more is outstanding and the continuance of such default for a period of time sufficient to permit the holder or beneficiary of such Indebtedness or a trustee therefor to cause the acceleration of the maturity of any such Indebtedness or any mandatory unscheduled prepayment, purchase or funding thereof; or (iii) without limiting either of the foregoing clauses (i) and (ii), the occurrence of any “Event of Default” as defined under the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016 (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 and as further amended, restated, supplemented or otherwise modified from time to time) among Jones Lang LaSalle Finance B.V., the guarantors party thereto, the lenders party thereto, the Bank of Montreal, as administrative agent, and the other parties thereto; or (vi) Insolvency Proceedings, Etc.: Any of the following occurs: (A) the filing of any bankruptcy or similar petition by or against the Borrower and such proceeding continues undismissed or unstayed for a period of 60 days; or (B) the making by the Borrower of any assignment for the benefit of creditors and such assignment continues for a period of 60 days; or (C) the appointment of any receiver for the assets or property of the Borrower and such appointment continues for a period of 60 days; or (vii) Inability to Pay Debts: The Borrower becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; or (viii) Judgments: There is entered against the Borrower a final, non-appealable judgment or judgments against the Borrower in excess of $100,000,000 in the aggregate if the Borrower fails within 30 days to pay, bond or otherwise discharge such judgment or judgments; or (ix) Invalidity of Transaction Documents: Any Transaction Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or the Borrower or any other Person contests in any manner the validity or enforceability of any Transaction Document; or the Borrower denies that it has any further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Document; or (x) Material Adverse Change, Etc.: Any event shall occur which has had or is reasonably likely to have a Material Adverse Effect; or DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

5 (xi) Change of Control. A Change of Control shall occur. (b) Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Lender may take any or all of the following actions: (i) declare the Facility to be terminated, whereupon the Facility shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other fees and other amounts owing or payable hereunder or under any other Transaction Document, to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (iii) exercise all rights and remedies available to it under the Transaction Documents or applicable Law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, if applicable, the Facility shall automatically terminate, and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Lender. 7. MISCELLANEOUS (a) Effectiveness. This Agreement shall become effective on the date hereof, upon the receipt by the Lender of all outstanding documentation set forth in Section 3(a). (b) Amendment, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the parties hereto, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (c) Notices and Other Communications. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission and electronic mail) and delivered to such numbers or addresses set forth on the relevant signature blocks hereto or as given from each party to the other in writing from time to time. Electronic mail may be used only to distribute routine communications, such as financial statements and other information as provided in Section 5(a). All notices and other communications shall be deemed to be effective upon receipt. The Lender shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. (d) No Waiver; Cumulative Remedies. No failure by the Lender to exercise, and no delay by the Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. (e) Expenses. The Borrower agrees to pay or reimburse the Lender for (i) all costs and expenses (including reasonable legal fees and expenses) incurred in connection with any amendment, waiver, consent or other modification of the provisions hereof and the other Transaction Documents (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, and (ii) all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Transaction Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law). All such amounts shall be payable within ten Business Days after demand therefor. (f) Indemnification. The Borrower shall indemnify and hold harmless on an after-Tax basis the Lender and its respective Affiliates, and their respective directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower of any kind or nature whatsoever, which may at any time be imposed on, incurred by or asserted against any such Indemnitee in connection with: (i) the execution, delivery and performance by the parties thereto of their respective obligations under this Agreement or any other Transaction Document and the transactions contemplated hereby or thereby, and the consummation and administration of the transactions contemplated hereby and thereby; or (ii) any actual or prospective claim, litigation, investigation or proceeding brought or threatened whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether such Indemnitee is designated a party thereto, relating to or arising out of this Agreement or any other Transaction Document or the transactions contemplated hereby and thereby, the Lender’s activities in connection herewith or therewith or any actual or proposed use of proceeds of Loans hereunder; Notwithstanding the foregoing, no such indemnity shall, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall have any liability for any special, indirect, consequential or punitive damages relating to this Agreement or any other Transaction Document or arising out of its activities in connection herewith or therewith (whether before or after the date hereof). (g) Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Lender, or the Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred. (h) Successors and Assigns. The terms and provisions of this Agreement and the Transaction Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except (i) that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender, and (ii) the Lender may assign to one or more Persons all or any portion of its rights and obligations under this Agreement, provided that written notice is given to Borrower. (i) No Third-Party Beneficiary. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (j) Illegality. If the Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Lender to make, maintain or fund Loans the Lender shall have the right to declare the Facility and/or Loans to be terminated, whereupon the Facility shall be terminated, and the Borrower shall, upon demand from the Lender, prepay the aggregate principal amount of all outstanding Loans, together with accrued but unpaid interest thereon and all other fees and other amounts payable hereunder. (k) Increased Costs Due to Taxes. The Borrower shall reimburse or compensate the Lender, upon demand, for all costs incurred, losses suffered or payments made by the Lender which are applied or reasonably allocated by the Lender to the transactions contemplated herein (all as determined by the Lender in its reasonable discretion) by reason of any and all future Taxes (other than Excluded Taxes or DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

6 Indemnified Taxes) on or with respect to its loans, loan principal, letters of credit, commitments, or other obligations or its deposits, reserves, other liabilities or capital attributable thereto. (l) Confidentiality. The Lender agrees to maintain the confidentiality of all information received from the Borrower relating to the Borrower or its business that is clearly identified as confidential at the time of delivery (“Borrower Confidential Information”), and the Borrower agrees to maintain the confidentiality of each of the Transaction Documents and all other information received from the Lender (“Lender Confidential Information” and, together with Borrower Confidential Information, “Confidential Information”) except that the Borrower may disclose Lender Confidential Information and the Lender may disclose Borrower Confidential Information: (i) to its and its respective Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (each of which shall be instructed to hold such Confidential Information in confidence); (ii) to the extent requested by any regulatory or self-regulatory authority or required by applicable Laws or by any subpoena or similar legal process; (iii) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (iv) in the case of the Lender, subject to an agreement containing provisions substantially similar to those of this Section 7(l), to any actual or prospective permitted assignee in any of the Lender’s rights or obligations under this Agreement or any credit insurance (or credit re-insurance) provider of the Lender; (v) with the consent of the Borrower with respect to the disclosure of Borrower Confidential Information, and with the consent of the Lender with respect to the disclosure of Lender Confidential Information; or (vi) to the extent such Confidential Information (A) is available to the disclosing Person on a nonconfidential basis prior to disclosure by the other Person, (B) becomes publicly available other than as a result of a breach of this Section 7(l) or (C) becomes available to the disclosing Person on a nonconfidential basis from a source other than the other Person. It is understood and agreed that regulators having jurisdiction over the Lender shall have unrestricted access to all books, records, files and other materials in Lender’s possession, including any Borrower Confidential Information, and disclosure of the Borrower Confidential Information to such persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Borrower. (m) Set-off. In addition to any rights and remedies of the Lender provided by law, upon the occurrence and during the continuance of any Event of Default, the Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, Indebtedness or other obligation at any time owing by, the Lender to or for the credit or the account of the Borrower against any and all Obligations owing to the Lender hereunder or under any other Transaction Document, now or hereafter existing, irrespective of whether or not the Lender shall have made demand under this Agreement or any other Transaction Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit, Indebtedness or obligation. The Lender agrees to notify the Borrower promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. (n) Counterparts; Integration. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, together with the other Transaction Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. (o) Survival. Notwithstanding any provision to the contrary, (i) all representations and warranties made hereunder and in any other Transaction Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and (ii) the provisions of Sections 7(e)–(g) and 7(k) shall survive any termination of this Agreement. (p) Severability. If any provision of this Agreement or the other Transaction Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Transaction Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (q) Governing Law. This Agreement and the other TRANSACTION Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other TRANSACTION Document (except, as to any other TRANSACTION Document, as expressly set forth therein) and the transactions contemplated hereby and thereby SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED, HOWEVER, THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. (r) Jurisdiction. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the Lender or any of its Related Parties in any way relating to this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation or proceeding may be brought in any such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein or in any other Transaction Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Transaction Document against the Borrower or its properties in the courts of any other jurisdiction. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address set forth beneath its signature hereto. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. (s) WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OR RELATED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. (t) Judgment Currency. If, under any applicable Law and whether pursuant to a judgment being made or registered against the Borrower or for any other reason, any payment under or in connection with this Agreement, is made or satisfied in a currency (the “Other Currency”) other than Dollars then, to the extent that the payment (when converted into Dollars at the rate of exchange on the date of payment or, if it is not practicable for the party entitled thereto (the “Payee”) to purchase Dollars with the Other Currency on the date of DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

7 payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by the Payee falls short of the amount due under the terms of this Agreement, the Borrower shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless the Payee against the amount of such short-fall. For the purpose of this Section 7(t), “rate of exchange” means the rate at which the Payee is able on the relevant date to purchase Dollars with the Other Currency and shall take into account any premium and other costs of exchange. (u) Acknowledgement and Consent to Bail-In. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among the parties hereto, the Borrower acknowledges that any liability of the Lender arising under the Transaction Documentation, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (i) the application of any write-down and conversion powers by an EEA Resolution Authority to any liabilities arising hereunder which may be payable to it by the Lender; and (ii) the effects of any bail-in action on any such liability, including, if applicable: (A) a reduction in full or in part or cancellation of any such liability; (B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in the Lender or its parent entity and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to such liability under the Transaction Documentation; or (C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the EEA Resolution Authority. (v) Conflicts Disclosure; Waiver and Exculpation. The Borrower hereby acknowledges that the Lender and its Affiliates may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial, trading or investment banking business with (including the provision of brokerage, asset management and advisory services to) any other Person having obligations relating to the Borrower, and may act with respect to such business in the same manner as if this Agreement or the Loans did not exist (including in a way that may be directly or indirectly adverse to the interests of the Borrower). The Borrower hereby waives any claim in respect of any such potential or actual conflict and agrees that it will not seek to hold the Lender or its Affiliates liable for any losses or obligations of the Borrower that may result with respect to such business. (w) USA PATRIOT Act. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify, and record information that identifies the Borrower which information includes the name of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the USA PATRIOT Act, and the Borrower agrees to provide such information from time to time to the Lender. (x) Acknowledgements. The Borrower hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Transaction Documents; (ii) the Lender has no fiduciary or advisory relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Transaction Documents, and the relationship between the Borrower, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby between the Lender and the Borrower. 8. DEFINITIONS; CONSTRUCTION The following terms, as used herein, have the following meanings: “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “Agreement” has the meaning specified in Section 1(a). “Anti-Corruption Laws” means all Laws applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including the Foreign Corrupt Practices Act of 1977, (15 U.S.C. §§ 78dd-1, et seq.). “Anti-Terrorism Laws” means all Laws of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time related to money laundering or financing terrorism including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56) (the “USA PATRIOT Act”), The Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959) (also known as the “Bank Secrecy Act”), the Trading With the Enemy Act (50 U.S.C. § 1 et seq.) and Executive Order 13224 (effective September 24, 2001). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Applicable Rate” means a percentage per annum as specified in the Confirmation for the applicable Loan. “Appropriate Accounting Principles” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York and, if such day relates to any Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Change of Control” “Change of Control” means at any time: (i) the Parent ceases to be the ultimate “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of at least 99% of the total voting power of the voting stock of the Borrower; (ii) any Person becomes the beneficial owner of securities of the Parent representing 30% or more of the then outstanding voting stock of the Parent; or (iii) during any period of 24 consecutive months beginning after the date of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Parent, together with any new director (other than a director designated by a person who has entered into an agreement with the Parent to effect a transaction described in clause (ii) of this definition) whose election or nomination for election was approved by a vote of at least two- thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of such Board of Directors of the Parent. Solely for purposes of the definition, “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that “Person” shall not include (x) the Parent or any Wholly Owned Parent Subsidiary or (y) any Person who, as of the date of this Agreement, was the beneficial owner of securities of the Parent representing 20% or more of the combined voting power. DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

8 “Code” means the Internal Revenue Code of 1986. “Confidential Information” has the meaning specified in Section 7(l). “Confirmation” has the meaning specified in Section 2(c). “Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party is bound. “Control”, “Controlling” and “Controlled” have the meanings specified in the definition of “Affiliate”. “Debtor Relief Laws” means the Bankruptcy Code of the United States, if applicable, and all other liquidation, winding up, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means, at any time, an interest rate equal to the Applicable Rate otherwise applicable to any Loan at such time plus 5% per annum, to the fullest extent permitted by applicable Laws. “Dollar” and “$” mean lawful money of the United States. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any member state of the European Union, Iceland, Lichtenstein or Norway having responsibility for the regulation of the Lender. “Equity Interests” means, as to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “Event of Default” has the meaning specified in Section 6(a). “Exchange Act” has the meaning specified in the definition of “Change of Control.” “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender: (ii) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case: (a) imposed as a result of the Lender being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof); or (b) that are Other Connection Taxes; (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Facility pursuant to a law in effect on the date on which: (a) such Lender acquires such interest in the Loan or Facility; or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2(k), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; and (iii) any U.S. federal withholding Taxes imposed under FATCA. “Facility” has the meaning specified in the second paragraph of this Agreement. “Facility Limit” has the meaning specified in Section 2(b). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “Governmental Authority” means any nation or government, any state or other political subdivision thereof or any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guaranty” has the meaning specified in Section 3(a)[(vi)]. “Indebtedness” means, subject to the final sentence of this paragraph, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with Appropriate Accounting Principles: (i) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (ii) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (iv) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (v) capital leases; (vi) all commitments of such Person to make an Investment in another Person; (vii) all obligations of such Person to post margin or collateral (however characterized) under any prime brokerage, securities account, options or similar agreements; and (viii) all guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes. “Indemnitee” has the meaning specified in Section 7(f). “Interest Period” means, as to each Loan, the period commencing on the date such Loan is disbursed and ending on the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of: (i) the purchase or other acquisition of capital stock or other securities of another Person; (ii) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

9 debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person; or (iii) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing). “Lender” has the meaning specified in the first paragraph of this Agreement. “Lender Confidential Information” has the meaning specified in Section 7(l). “Loan” has the meaning specified in Section 2(b). “Margin Stock” means any “margin stock” (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States). “Material Adverse Effect” means: (i) a material adverse change in, or a material adverse effect upon, the business, properties, assets, operations, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Borrower or the General Partner; (ii) a material impairment of the ability of the Borrower to perform its obligations under any Transaction Document to which it is a party; (iii) the rights or remedies of the Lender under any Transaction Document, or (iv) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Transaction Document to which it is a party. “Maturity Date” means the earlier of: (i) with respect to a Loan, the date on which the Loan shall be fully repaid as specified in a Confirmation, (ii) the date on which termination of the Facility occurs pursuant to this Agreement; and (iii) five years from the date first written above. provided, however, that if any such date does not fall on a Business Day, the Maturity Date shall be the next succeeding Business Day. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Transaction Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “Option Right” has the meaning set forth in the definition of “Beneficial Equity Ownership.” “Organization Documents” means (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Tax (other than connections arising from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan or Transaction Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Parent” has the meaning specified in Section 3(a)[(vi)]. “Payee” has the meaning specified in Section 7(t). “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity; provided, however, that for purposes of the definition of “Change of Control,” “Person” shall have the meaning set forth in the last sentence of such definition. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Pre-Confirmation” has the meaning specified in Section 2(c). “Related Parties” with respect to any Person, means such Person’s Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors and representatives of it and its Affiliates. “Restricted Payment” means, with respect to any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest or of any option, warrant or other right to acquire any such Equity Interest. “Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions. “Sanctioned Person” means, at any time: (i) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state; (ii) any Person operating, organized or resident in a Sanctioned Country; or DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

10 (iii) any Person owned or controlled by any such Person or Persons described in the foregoing clause (i) or (ii). “Sanctions” economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (ii) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom. “Subsidiary” means, with respect to any Person, any other Person (i) of which a majority of the shares of securities or other Equity Interests are at the time beneficially owned by such Person and (ii) the management of which is Controlled, directly or indirectly, by such Person or an Affiliate of such Person. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Transaction Documents” means this Agreement, the Guaranty and any Confirmation issued by the Lender to confirm the terms of a Loan advance to Borrower made under this Agreement. “U.S.” or “United States” means the United States of America. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “USA PATRIOT Act” has the meaning given to such term in the definition of Anti-Terrorism Laws. “Wholly Owned Parent Subsidiary” means, with respect to the Parent, a corporation, partnership or other entity (a) with respect to which all of the issued and outstanding shares of stock or other equity interests (other than directors’ qualifying shares as required by law) are owned by the Parent and/or one or more of its Wholly Owned Subsidiaries and (b) that, under Appropriate Accounting Principles, is included in the consolidated financial statements of the Parent. DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above. JONES LANG LASALLE INCORPORATED., as Borrower By:_____________________________________________________ Name: Title: Address for Notices: Jones Lang LaSalle Incorporated 200 E. Randolph Drive Chicago, IL 60601 Telephone: Facsimile: Attention: Global Legal Officer SOCIÉTÉ GÉNÉRALE, as Lender By:_____________________________________________________ Name: Title: Address for Notices: Société Générale 245 Park Avenue New York, New York 10167 Telephone: (212) 278- Facsimile: (212) 278-_____ Attention: _______________ E-mail: _______________ Wiring instructions: Société Générale ABA # 026-004-226 For Account of: SOCIETE GENERALE, NEW YORK BRANCH A/C #___ 9051422 _____ Ref: JONES LANG LASALLE Attn: ___________ DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E Bryan J. Duncan EVP and Global Treasurer Andrew JOHNMAN Managing Director 6344 andrew.johnman@sgcib.com ____

Appendix 1 Form of Pre-Confirmation [Date] [Address] Please review, sign and return this pre-confirmation to the back-office contact below by 3pm on the proposed borrowing date or in case of discrepancy please inform us. We understand you are requesting a Loan under the Uncommitted Money Market Line of Credit with the following terms: Borrower: [_____] Business Day of Proposed Borrowing: [_______] Aggregate principal amount of the Proposed Borrowing: $[_______] Maturity Date (which shall be less than 90 days from the date hereof): [_______] Applicable Rate: [__]% We wish to inform you that all computerized Confirmations issued by us will bear no signature. [SGNY BACK OFFICE CONTACT INFO] SOCIÉTÉ GÉNÉRALE By________________ Name: Title: [ACKNOWLEDGMENT OF BORROWER] The Borrower hereby acknowledges the terms in the above Pre-Confirmation and certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the proposed Loan: (a) The representations and warranties of the Borrower contained in Section 4 or any other Transaction Document or any document furnished at any time under or in connection herewith or therewith shall be true and correct on and as of the date of such Loan immediately prior to and after giving effect to such Loan. (b) No Default or Event of Default shall exist and is continuing, or would result from such proposed Advance or from the application of the proceeds therefrom [_____] By________________ Name: Title: DocuSign Envelope ID: FD25AAAB-EB02-455C-95BD-96BF3ECB537E